SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2011
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34865	33-0811062

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5887 Copley Drive
San Diego, CA 92111
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01 Other Events.
     Leap Wireless International, Inc. (“Leap”) filed its Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 10-K”), with the Securities and Exchange Commission (the “SEC”) on February 25, 2011, which report was amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2011 (“Amendment No. 1”). Denali Spectrum, LLC and LCW Wireless, LLC and their respective subsidiaries (collectively, the “Subsidiaries”) were reported as “Non-Guarantor Subsidiaries” in “Note 15 — Guarantor Financial Information” (“Note 15”) in the consolidated financial statements for the three years ended December 31, 2010 included in the 2010 10-K (the “2010 Financial Statements”). Subsequent to Leap’s filing of the 2010 10-K, the Subsidiaries were merged with and into Leap’s wholly-owned subsidiary, Cricket Communications, Inc. (“Cricket”).
     Attached hereto as Exhibit 99.1 are Leap’s consolidated financial statements for the three years ended December 31, 2010, in which Note 15 has been updated to reflect the subsequent mergers of the Subsidiaries with and into Cricket and to reflect the consolidation of the financial position, results of operations and cash flows of these entities into Cricket as the “Issuing Subsidiary” for each period presented.
     Other than the above-described update to Note 15, no other portions of the 2010 Financial Statements have been updated or amended. Except as set forth in Amendment No. 1 or as described herein, Leap has not undertaken any obligation to update or supplement any other items in the 2010 Form 10-K or the 2010 Financial Statements to reflect any events occurring after February 25, 2011 or to modify or update information or disclosures in the 2010 Form 10-K or 2010 Financial Statements affected by other subsequent events.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of Leap Wireless International, Inc.

101*	The following financial information from the Company’s Annual Report on Form 10-K for the annual period ended December 31, 2010, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statements of Stockholder’s Equity and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.

*	Users of this data are advised that pursuant to Rule 406T of Regulation S-T, this XBRL information is being furnished and not filed herewith for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Sections 11 or 12 of the Securities Act of 1933, as amended, and is not to be incorporated by reference into any filing, or part of any registration statement or prospectus, of Leap Wireless International, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: May 17, 2011	By	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of Leap Wireless International, Inc.

101*	The following financial information from the Company’s Annual Report on Form 10-K for the annual period ended December 31, 2010, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statements of Stockholder’s Equity and (v) the Notes to Consolidated Financial Statements, tagged as blocks of text.

*	Users of this data are advised that pursuant to Rule 406T of Regulation S-T, this XBRL information is being furnished and not filed herewith for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Sections 11 or 12 of the Securities Act of 1933, as amended, and is not to be incorporated by reference into any filing, or part of any registration statement or prospectus, of Leap Wireless International, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.